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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 4, 1996


                                 MBf USA, Inc.
                                 -------------
             (Exact name of registrant as specified in its charter)


Maryland                                 0-17458                 73-1326131
- --------                                 -------                 ----------
(State of or other                   (Commission File          (IRS Employer
jurisdiction of incorporation)           Number)          Identification Number)



            500 Park Boulevard, Suite 1260, Itasca, Illinois  60143
            -------------------------------------------------------
                    (Address of principal executive offices)


                                 (630) 285-9191
                                 --------------
                        (Registrant's telephone number)


                                      n/a
                                      ---
          (Former name or former address if changed since last report)

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Item 5. Other Events

     MBf USA, Inc. announced on September 4, 1996, that it sold 672,269 shares of its common stock in a private placement to its majority shareholder, MBf International, Ltd. For $1.0 million.









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Exhibits


     99.    Additional Exhibits

     1.     Press Release dated September 4, 1996.




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SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       MBf USA, Inc.
                                       (Registrant)



DATE:  September 10, 1996              BY:     /s/ Edward J. Marteka
                                               ---------------------

                                       NAME:   Edward J. Marteka
                                       TITLE:  President



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